Forward Looking Statement

This presentation contains forward looking statements with respect to the financial condition, results of operations and business of Renasant Corporation ("Renasant"). These forward looking statements include, but are not limited to, statements about Renasant's plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. Other statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "targets," "projects" or words of similar meaning generally are intended to identify forward looking statements. These statements are based upon the current beliefs and expectations of Renasant's management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond Renasant's control. In addition, these forward looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from those indicated or implied in the forward looking statements. Renasant does not assume any obligation to update forward looking statements.

Renasant Company Overview



Renasant Bank Background

- Founded in 1904
- Approximately 1,400 employees
- NASDAQ Global Select: RNST
- Market cap ($mm) = $925 mm
- Operates more than 120 banking, lending, financial services and insurance offices in MS, TN, AL and GA
- Financial highlights at September 30, 2014:
  - Assets $5.75 billion
  - Loans 3.96 billion
  - Deposits 4.76 billion


BANK


The PEOPLES BANK
and Trust Company
ONE OF TUPELO'S BANKS!
105 YEARS OF GREATER SERVICE
SINCE 1904
TO A GREATER COMMUNITY
RENASANT
CORPORATION
RENASANT
CORPORATION
NASDAQ
RENASANT

Source: SNL Financial
Pricing data as of 9/30/14

RENASANT CORPORATION

Our Brands

RENASANT WEALTH MANAGEMENT

RENASANT INSURANCE

RENASANT MORTGAGE LENDING

RENASANT BANK

RENASANT INVESTMENT ADVISORS

RENASANT TRUST

RENASANT EMPLOYEE BENEFIT SOLUTIONS

RENASANT FINANCIAL SERVICES

Our Story


Memphis Business Journal
Renasant Bank fourth quarter income up 21 percent
starkvilledailynews.com
Bank in Starkville
Business Journal
Renasant Bank gives to Ole Miss
THE WALL STREET JOURNAL.
Renasant Agrees to Acquire First M&F in Deal Valued at $115 Million
USA TODAY Money
Small banks offer deals, capitalize on big banks' fees
The Motley Fool
Is This the Best Bank in the Southeast?
REUTERS
Renasant Corp. Announces Acquisition Of Crescent Bank And Trust And Completion Of Capital Raise
Forbes
Daily Journal
CREATE honors Renasant
AMERICAN BANKER
Two-Touchdown Day for Renasant CEO McGraw
THE STAR-HERALD
BREAKING NEWS: Renasant Corp, M&F Corp. to merge

RENASANT CORPORATION

Community Involvement


LET US HELP MAKE
THAT HOUSE
YOUR HOME
RENASANT


YOUR
BUSINESS
STARTS
HERE
RENASANT
BANK



UM BIG EVENT
PRESENTED BY
RENASANT
BANK



RENASANT
CORPORATION

Our Vision and Core Values

- Our vision is to be the financial services advisor and provider of choice in each community we serve

- The franchise approach empowers community bank presidents to execute their own business plans in order to achieve our vision

- Although decision-making remains at a local level, the centralization of main departments helps maintain consistent quality and enables attainment economies of scale

- Our core values:
  - (1) employees are our greatest assets
  - (2) quality is not negotiable
  - (3) clients' trust is foremost

RENASANT CORPORATION

Four Key Strategic Initiatives

Enhance Profitability	• Loan growth • Core deposit growth • Net interest margin expansion / mitigate interest rate risk • Noninterest expense control
Build Capital Ratios	• Selective balance sheet growth • Maintain dividend • Non-TARP participant
Aggressively Manage Problem Credits	• Quarantine troubled assets
Capitalize on Opportunities	• Focus on acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business

RENASANT CORPORATION

Current Footprint

More than 125 banking, lending, financial services and insurance offices



Nashville
Johnson City
Knoxville
Memphis
Chattanooga
Huntsville
Tupelo
Atlanta
Birmingham
Kosciusko
ALABAMA
Jackson
Montgomery

Portfolio Loans



North 27%
East 28%
West 27%
South 18%

Total Deposits



North 16%
East 21%
West 37%
South 26%

RENASANT CORPORATION

RNST Footprint – June 2010



Nashville
TENNESSEE
Memphis
Huntsville
Tupelo
Atlanta
Birmingham
GEORGIA
ALABAMA
Jackson
Montgomery
MISSISSIPPI

RENASANT CORPORATION

Market Expansion Experience Since 2010

2010

FDIC-Assisted Transaction: Crescent Bank and Trust, Jasper, GA, Assets: $1.0 billion

De novo expansion:
- ✓ Columbus, MS

2011

FDIC-Assisted Transaction: American Trust Bank, Roswell, GA, Assets: $145 million

Trust Acquisition: RBC (USA) Trust Unit, Birmingham, AL, Assets: $680 million

De novo expansion:
- ✓ Montgomery, AL
- ✓ Starkville, MS
- ✓ Tuscaloosa, AL

2012

De novo expansion:
- ✓ Maryville, TN
- ✓ Jonesborough, TN

2013

Whole Bank Transaction: First M&F Corporation, Kosciusko, TN, Assets: $1.6 billion

De novo expansion:
- ✓ Bristol, TN
- ✓ Johnson City, TN

Our Current Footprint


Nashville
Johnson City
Knoxville
TENNESSEE
Memphis
Chattanooga
Huntsville
Tupelo
Atlanta
Kosciusko
Birmingham
GEORGIA
ALABAMA
Jackson
Montgomery
MISSISSIPPI
Expansions in 2010 – 2013
RNST
De Novo
FMFC
Acquisition

RENASANT CORPORATION

Deposit Market Share – Combined Counties of Operation

Alabama

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Regions Financial Corp	$14,633	22.30 %	118
2	Banco Bilbao Vizcaya Argentaria SA	7,300	10.00	60
3	Wells Fargo & Co.	3,777	12.02	62
4	BB&T Corp	3,260	3.75	26
5	Synovus Financial Corp	2,471	3.37	27
6	ServisFirst Bancshares Inc	2,122	4.81	7
7	PNC Financial Services Group Inc	1,427	3.31	21
8	Cadence Bancorp LLC	1,034	2.38	26
9	Bryant Bank	919	2.07	12
10	Renasant Corp.	729	1.73	13

Georgia

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	SunTrust Banks Inc	$30,162	30.30 %	60
2	Bank of America Corp	12,373	20.02	60
3	Wells Fargo & Co.	14,727	20.02	79
4	BB&T Corp	4,160	3.62	33
5	Regions Financial Corp	3,832	3.48	30
6	Synovus Financial Corp	1,480	2.01	12
7	BankCap Equity Fund LLC	909	1.38	1
8	State Bank Financial Corp	839	1.16	3
9	JPMorgan Chase & Co.	672	0.95	23
10	United Community Banks Inc	667	0.95	10
11	Renasant Corp.	587	0.80	12

Mississippi

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Trustmark Corp	$4,730	19.02 %	70
2	Regions Financial Corp	4,216	17.00	72
3	BancorpSouth Inc	3,226	13.26	67
4	Renasant Corp.	2,883	11.61	77
5	BancPlus Corp	1,270	5.21	40
6	Cadence Bancorp LLC	716	2.89	12
7	Community Bancshares of Mississippi	714	2.88	12
8	BankFirst Capital Corp	492	1.99	10
9	Citizens Holding Co.	470	1.90	11
10	First Horizon National Corp	427	1.70	6

Tennessee

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	First Horizon National Corp	$10,100	18.09 %	80
2	Regions Financial Corp	9,262	17.00	97
3	Bank of America Corp	6,962	12.86	42
4	SunTrust Banks Inc	6,400	11.86	81
5	Pinnacle Financial Partners Inc	2,308	4.04	14
6	Wells Fargo & Co.	1,620	3.06	19
7	Fifth Third Bancorp	1,226	2.28	28
8	U.S. Bancorp	1,201	2.22	42
9	CapStar Bank	917	1.70	2
10	Independent Holdings Inc	717	1.32	10
11	Renasant Corp.	644	1.19	14

Source: SNL Financial
Data as of 6/30/12

RENASANT CORPORATION

Strong Institutional Following

Ownership



Retail
46.5%
Institutional
48.4%
Insider
5.1%

Source: SNL Financial;
Shareholder data as of 9/30/14; pricing data as of 9/30/14

Analyst Coverage

- 11 Research Analysts:
  - Drexel Hamilton
  - FIG Partners
  - Hilliard Lyons
  - Hovde
  - Jefferies
  - Keefe, Bruyette, & Woods, Inc.
  - Raymond James
  - Sandler O'Neill and Partners
  - Stephens, Inc.
  - Sterne Agee
  - Wunderlich
- Mean Recommendation: Buy
- Market Cap: $925M
- 3 Month Average Daily Trading Volume: 65,248

RENASANT CORPORATION

Consistent and Strong Dividend

Historical Dividend per Share Since 2000


$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.39
$0.42
$0.46
$0.50
$0.55
$0.58
$0.63
$0.66
$0.68
$0.68
$0.68
$0.68
$0.68
$0.68
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Historical dividends adjusted for stock splits in December [illegible] and August [illegible]


NASDAQ
RENASANT
CORPORATION
RNST
NASDAQ
LISTED

RENASANT
CORPORATION

Additional Information

Renasant and Heritage will be filing a joint proxy statement/prospectus, and other relevant documents concerning the merger with the Securities and Exchange Commission (the "SEC"). This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, HERITAGE AND THE PROPOSED MERGER. When available, the joint proxy statement/prospectus will be mailed to shareholders of both Renasant and Heritage. Investors will also be able to obtain copies of the joint proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC's Web site (www.sec.gov). In addition, documents filed with the SEC by Renasant will be available free of charge from Kevin Chapman, Chief Financial Officer, Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804-4827, telephone: (662) 680-1450.

Renasant, Heritage and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Renasant and Heritage in connection with the proposed merger. Information about the directors and executive officers of Renasant is included in the proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on March 11, 2014. Information about the directors and executive officers of Heritage is included in the proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on April 25, 2014. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

RENASANT CORPORATION